Exhibit 99.1

TRINITY MERGER CORP. AND BROADMARK ANNOUNCE COMPLETION OF BUSINESS COMBINATION

- Combined Company Renamed Broadmark Realty Capital Inc. -
 - Will Trade Under the Ticker “BRMK” on the NYSE -

Honolulu and Seattle, November 14, 2019—Trinity Merger Corp. (Nasdaq: TMCX, TMCXW, TMCXU) (“Trinity”) and the Broadmark real estate lending companies (“Broadmark”) today announced the completion of their previously announced business combination.  In connection with the completion of the business combination, the combined company was renamed Broadmark Realty Capital Inc. (“Broadmark Realty”). Broadmark Realty’s common stock is expected to begin trading on the New York Stock Exchange on November 15, 2019 under the ticker symbol “BRMK”, and its warrants, exercisable for one-quarter of one share at an exercise price of $2.875 per one-quarter share ($11.50 per whole share), are expected to begin trading on that date on the NYSE Amex under the ticker symbol “BRMK WS”. Broadmark Realty is an internally managed real estate investment trust (REIT) specializing in short-term financing for the acquisition, renovation and development of residential and commercial properties. In light of the closing of the business combination, Trinity has cancelled the special meeting of Trinity’s stockholders that had been previously scheduled for November 15, 2019 to vote on an amendment to its certificate of incorporation to extend the deadline to complete Trinity’s initial business combination.

Sean Hehir, Chief Executive Officer of Trinity, stated, “When we launched this endeavor, we recognized Broadmark’s established platform, highly skilled management team, and proven record as an ideal complement to our deep real estate industry knowledge and experience, and our access to the capital markets.”

Steve Haggerty, a Managing Partner of Trinity Investments, an affiliate of the sponsor of Trinity, and a director of Broadmark Realty added, “We could not be more pleased with the business combination between Trinity and Broadmark.  As a mortgage REIT with a special focus on an underserved segment of real estate lending and with a unique combination of internal management and zero outstanding debt at closing, we believe Broadmark Realty is positioned to capitalize on the growth opportunity in the current environment, and into the future.”

Jeff Pyatt, Chief Executive Officer of Broadmark Realty, commented: “We have spent many years growing the Broadmark platform into a lender of choice in commercial real estate financing by originating short term, first deed of trust mortgages with conservative loan-to-value collateral support. With the support of Trinity’s experienced leadership team and our new independent board members, we plan to continue executing on our proven strategy, supported by our extensive borrower network and prudent underwriting standards.”

Joe Schocken, Chairman of the Board of Directors of Broadmark Realty, added: “With a deep debt of gratitude to the investors that got us here, we are thrilled to begin this next chapter in Broadmark’s growth and welcome our new partners and investors. As a publicly traded company, we see even greater potential to grow and scale Broadmark Realty, beyond what we have successfully built over the last nine years. Our record of paying a monthly dividend dates back to 2010 and we look forward to continuing to finance quality borrowers in the specialized real estate lending market and to create value for all our stakeholders.”

Broadmark Realty intends to declare a dividend prior to year-end, subject to board approval.

B. Riley FBR, Inc. served as capital markets advisor and private placement agent to Trinity, Gibson, Dunn & Crutcher LLP acted as Trinity’s legal advisor, and Raymond James & Associates, Inc. acted as Trinity’s financial advisor. Bryan Cave Leighton Paisner LLP served as legal advisor to Broadmark and CS Capital Advisors, LLC acted as financial advisor to Broadmark.

About Broadmark Realty Capital Inc.

Based in Seattle, Washington, and operating in multiple regions throughout the United States, Broadmark Realty is an internally managed real estate investment trust (REIT) specializing in short-term, first deed of trust loans secured by real estate to fund the acquisition, renovation, rehabilitation and development of residential and commercial properties. Since 2010 through June 30, 2019, Broadmark Realty and its predecessors have originated and serviced over 1,000 loans with an aggregate face amount of approximately $2.0 billion. As of June 30, 2019, the total portfolio of active loans comprised approximately $1.1 billion of principal commitments outstanding across 264 loans to over 200 borrowers in ten states plus the District of Columbia, of which approximately $0.7 billion was funded.

About Trinity Merger Corp.

Trinity Merger Corp. was a special purpose acquisition company formed by HN Investors LLC, an affiliate of Trinity Real Estate Investments LLC, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Forward Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may”, “should”, “would”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “seem”, “seek”, “continue”, “future”, “will”, “expect”, “outlook” or other similar words, phrases or expressions.  These forward-looking statements include statements regarding Broadmark Realty’s industry, future events, the benefits of the business combination, including future opportunities for Broadmark Realty, and other statements that are not historical facts.

These statements are based on the current expectations of each of Trinity’s and Broadmark Realty’s management and are not predictions of actual performance.  These statements are subject to a number of risks and uncertainties regarding Broadmark Realty’s business, and actual results may differ materially.  These risks and uncertainties include, but are not limited to, changes in the business environments in which Broadmark Realty operates, including inflation and interest rates, and general financial, economic, regulatory and political conditions affecting Broadmark Realty’s industry; changes in taxes, governmental laws, and regulations; competitive product and pricing activity; difficulties of managing growth profitably; the loss of one or more members of Broadmark Realty’s management team; failure of Broadmark Realty to qualify as a REIT; failure of Broadmark Realty to maintain the listing of its securities on the NYSE; failure to realize the anticipated benefits of the transaction; uncertainty as to the long-term value of Broadmark Realty’s common stock; and those discussed under the heading “Risk Factors” in the joint proxy statement/prospectus relating to the business combination filed by Broadmark Realty with the Securities Exchange Commission (the “SEC”), as may be updated from time to time by Broadmark Realty’s filings with the SEC.  There may be additional risks that Trinity and Broadmark presently do not know or that Trinity and Broadmark currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.  In addition, forward-looking statements provide Trinity’s and Broadmark’s expectations, plans or forecasts of future events and views regarding Broadmark Realty’s business as of the date of this communication.  Trinity and Broadmark Realty anticipate that subsequent events and developments will cause such parties’ assessments to change.  However, while Trinity and Broadmark Realty may elect to update these forward-looking statements at some point in the future, both Trinity and Broadmark Realty specifically disclaim any obligation to do so.  These forward-looking statements should not be relied upon as representing Trinity’s and Broadmark Realty’s assessments as of any date subsequent to the date of this communication.

In addition, actual results are subject to other risks and uncertainties that relate more broadly to Broadmark Realty’s overall business, including those more fully described in Trinity’s and Broadmark Realty’s filings with the SEC, including, without limitation, the joint proxy statement/prospectus.  Forward-looking statements are not guarantees of performance, and speak only as of the date made, and none of Trinity or Broadmark Realty or their respective management undertake any obligation to update or revise any forward-looking statements except as required by law.

Contact:

Broadmark Realty Capital
Investor Relations
InvestorRelations@broadmark.com
206-623-7782